                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        BYL Bancorp
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

[BYL BANCORP LOGO]


Dear Shareholder:

     You are cordially invited to attend the 1999 Annual Meeting of Shareholders (the "Meeting") of BYL Bancorp ("Company"), to be held at 5:30 p.m. on June
29, 1999 at the Yorba Linda office of BYL Bank Group, 18206 Imperial Highway, Yorba Linda, California 92866.

     Enclosed are the Secretary's Notice of Annual Meeting, Proxy Statement and form of Proxy. As described more fully in the Proxy Statement, at the Meeting you will be asked to elect five (5) directors to serve for a two-year period until the 2001 Annual Meeting.

     The enclosed Proxy Statement contains important information concerning the matters to be voted on at the Meeting. I urge you to consider carefully these important matters which are described in the accompanying Proxy Statement. We hope that you will take the time to study it carefully. Your vote is very important, regardless of how many shares you own. Even if you currently plan to attend our Meeting, please complete, sign, date and return the enclosed Proxy card promptly in accompanying self-addressed envelope. A prompt response will be appreciated. If you do join us at the Meeting, and wish to vote in person, you may revoke your proxy at that time.

     The other members of the Board of Directors and I look forward to seeing you at the Meeting.


                                       Sincerely,

                                       /s/ Robert Ucciferri

                                       Robert Ucciferri
                                       President and
                                       Chief Executive Officer

May 17, 1999

       PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARD WHETHER OR NOT
                     YOU INTEND TO PRESENT AT THE MEETING

                                 [BYL BANCORP LOGO]

                              1875 NORTH TUSTIN AVENUE
                             ORANGE, CALIFORNIA  92865

                           ------------------------------

                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              TO BE HELD JUNE 29, 1999
                                     5:30 P.M.

                           ------------------------------

          NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting (the "Meeting") of Shareholders of BYL Bancorp, a California corporation (the "Company"), has been called by the Board of Directors of the Company and will be held at 18206 Imperial Highway, Yorba Linda, California at 5:30 p.m. local time on June 29, 1999 for the following purposes:

          1. ELECTION OF DIRECTORS. To elect the following five (5) directors to the Board of Directors to serve until the 2001 Annual Meeting of Shareholders and until their successors are elected and have qualified. The Board of Directors' nominees are the following persons:

          Henry C. Cox, II         Neil F. Hatcher
          H. Rhoads Martin, Jr.    John F. Myers
          Robert Ucciferri

          2. OTHER BUSINESS. To consider and act upon such other business as may properly come before the Meeting or any adjournment or postponement thereof.

          The Bylaws of BYL Bancorp provide for the nomination of directors in the following manner:

          "Nominations for election of members of the board of directors may be made by the board of directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting at which such nomination is to be made) shall be made in writing and shall be delivered or mailed to the president of the corporation by the later of the close of business 21 days prior to any meeting of shareholders called for the election of directors or 10 days after the date of mailing of notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholders;
(e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) with the written consent of the proposed nominee, a copy of which shall be furnished with the notification, whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy, or been adjudged bankrupt. The notice shall be signed by the nominating shareholder and by the nominee. Nominations not made in accordance herewith shall be disregarded by the chairman of the meeting, and, upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The restrictions set forth in this paragraph shall not apply to nomination of a person to replace a proposed nominee who has died or otherwise become incapacitated to serve as a director between the last day for giving notice hereunder and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee."

          Only holders of Common Stock of the Company of record at the close of business on May 6, 1999 will be entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof.

                              By Order of the Board of Directors,

                              /s/ Barry J. Moore

                              Barry J. Moore,
                              Assistant Secretary

Orange, California
May 17, 1999

          PLEASE MARK, SIGN AND RETURN YOUR PROXY PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOUR PROXY WILL BE REVOCABLE, EITHER IN WRITING OR BY VOTING IN PERSON AT THE MEETING, AT ANY TIME PRIOR TO ITS EXERCISE BY FOLLOWING THE PROCEDURES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

PLEASE INDICATE ON THE PROXY WHETHER YOU EXPECT TO ATTEND THE MEETING SO THAT WE MAY ARRANGE FOR ADEQUATE ACCOMMODATIONS.

                                  PROXY STATEMENT
                           ANNUAL MEETING OF SHAREHOLDERS
                                         OF
                                    BYL BANCORP

                              To Be Held June 29, 1999

          This proxy statement is furnished in connection with the solicitation of proxies to be used by the Board of Directors of BYL Bancorp (the "Company") at the 1999 Annual Meeting of Shareholders of the Company currently scheduled to be held at the Yorba Linda office of BYL Bank Group (the "Bank"), the Company's wholly-owned subsidiary, located at 18206 Imperial Highway, Yorba Linda, California on June 29, 1999 at 5:30 p.m., and at any adjournments thereof (the "Meeting").

          The matters to be considered and voted upon at the Meeting will include:

          1. ELECTION OF DIRECTORS. To elect the following five (5) directors of the Company to serve as directors of the Company until the 2001 Annual Meeting of Shareholders and until their respective successors shall be elected and qualified:

          Henry C. Cox II                    John F. Myers
          Neil F. Hatcher                    Robert Ucciferri
          H. Rhoads Martin, Jr.

          2. OTHER BUSINESS. To consider and transact such other business as may properly come before the meeting and any adjournment or adjournments thereof.

          This Proxy Statement, the accompanying form of proxy and the Annual Report to Shareholders for the fiscal year ended December 31, 1998 are being mailed on approximately May 17, 1999 to all persons who were shareholders as of May 6, 1999.

REVOCABILITY OF PROXIES

          A form of proxy for voting your shares at the Meeting is enclosed.
Any shareholder who executes and delivers a proxy has the right to revoke it at any time before it is voted by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date. In addition, the powers of the proxyholders will be revoked if the person executing the proxy is present at the Meeting and advises the Chairman of his election to vote in person. Shares represented by a properly executed proxy received prior to the Meeting will be voted in accordance with the shareholder's specifications, as noted on the proxy, or if not otherwise specified, and unless revoked, such shares will be voted in favor of election of the nominees specified herein and in favor of the other proposals specified herein.

          The proxy also confers discretionary authority to vote the shares represented thereby on any matter that was not known at the time this Proxy Statement was mailed which may properly be presented for action at the Meeting and may include: approval of minutes of the prior annual meeting, which will not constitute ratification of the actions taken at such meeting; action with respect to procedural matters pertaining to the conduct of the Meeting; and election of any person to any office for which a bona fide nominee is named herein if such nominee is unable to serve or for good cause will not serve.

PERSONS MAKING THE SOLICITATION

          The Company's Board of Directors is soliciting the enclosed proxy.
The principal solicitation of proxies is being made by mail, although additional solicitation may be made by telephone, telegraph or personal visits by directors, officers and employees of the Company. The Company may, at its discretion, engage the services of a proxy solicitation firm to assist in the solicitation of proxies. The total expense of this solicitation will be borne by the Company and will include reimbursement paid to brokerage firms and others for their expenses in forwarding soliciting material and such expenses as may be paid to any proxy soliciting firm engaged by the Company.

                                 VOTING SECURITIES

OUTSTANDING SHARES AND RECORD DATE

          Shareholders of record as of the close of business on May 6, 1999 ("Record Date") will be entitled to notice of and to vote at the Meeting. As of such date, the Company had outstanding 2,533,835 shares of common stock, no par value ("Common Stock").

VOTING RIGHTS

          For each matter submitted to the vote of the shareholders, each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock he or she held of record on the books of the Company as of the Record Date. At the 1997 Special Meeting of Shareholders, when the Company was approved to become a bank holding company for Bank of Yorba Linda, now known as BYL Bank Group, the Company's Proxy Statement contained a description of the Company's Articles of Incorporation, as amended, that eliminated cumulative voting in connection with the Election of Directors.

          The presence, in person or by proxy, of a majority of the shares entitled to vote will constitute a quorum for the Meeting. Votes cast by proxy or in person at the Meeting will be counted by appointed inspectors of election. The inspectors of election will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote, for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to the shareholders for a vote. Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of a plurality or of "votes cast." The election inspectors will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote or that the broker or nominee does not have discretionary power to vote on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker has physically indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters.

                           SECURITY OWNERSHIP OF CERTAIN
                          BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth information as of May 6, 1999 pertaining to beneficial ownership of the Company's common stock by persons known to the Company to own five percent (5%) or more of such stock, current directors and Executive Officer of the Company, and all directors and Executive Officers(1) of the Company as a group. The information contained herein has been obtained from the Company's records and from information furnished directly by the individual or entity to the Company. All shares are held with shared voting and investment power except as otherwise indicated. All addresses of Directors and Executive Officers are in care of the Company at 1875 North Tustin Avenue, Orange, California.

          The table should be read with the understanding that more than one (1) person may be the beneficial owner or possess certain attributes of beneficial ownership with respect to the same securities. In addition, shares of Common Stock issuable pursuant to options which may be exercised within sixty (60) days of May 6, 1999 are deemed to be issued and outstanding and have been treated as outstanding in calculating the percentage ownership of those individuals possessing such interest.

                                                      BENEFICIAL OWNERSHIP(2)
                                                        OF COMMON STOCK ON
                                                           MAY 6, 1999
     NAME                             TITLE           SHARES         PERCENT
     ----                             -----           ------         -------
Henry E. Cox II(3)                  Director         117,088  (4)     4.62%

Eddie R. Fisher(5)                  Director         78,117   (6)     3.08%

Neil F. Hatcher(7)                  Director         108,576  (8)     4.29%

Leonard O. Lindborg                 Director         11,701   (9)     0.62%

H. Rhoads Martin                    Director         12,289  (10)     0.49%

--------------------------
   (1) As used throughout this Proxy Statement, the term "officer" or "executive officer" refers to the President and Chief Executive Officer, the Senior Executive Vice President/Chief Operating Officer/Chief Financial Officer, the Executive Vice President/Chief Credit Officer, and the Executive Vice President/Chief
         Administrative Officer.

   (2) Beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (a) voting power which includes the power to vote, or direct the voting of such security; and/or the investment power, which includes the power to dispose, or to direct the disposition, of such security. Beneficial owner also includes any person who has the right to acquire beneficial ownership of such security as defined above within sixty (60) days of May 6, 1999

   (3) Mr. Cox was appointed to the Board of Directors of the Company and its wholly-owned subsidiary upon the merger of DNB Financial with the Company on May 29, 1998.

   (4) Includes 0 shares of common stock which may be acquired by Mr. Cox upon exercise of stock options.

   (5) Mr. Fischer was appointed to the Board of Directors of the Company and its wholly-owned subsidiary upon the merger of DNB Financial with the Company on May 29, 1998.

   (6) Includes 0 shares of common stock which may be acquired by Mr. Fischer upon exercise of stock options.

   (7) Mr. Hatcher was appointed to the Board of Directors of the Company and its wholly-owned subsidiary upon the merger of DNB Financial with the Company on May 29, 1998.

   (8) Includes 0 shares of common stock which may be acquired by Mr. Hatcher upon exercise of stock options.

   (9) Includes 5,934 shares of Common Stock which may be acquired by Mr. Lindborg upon exercise of stock options.

   (10) Includes 8,289 shares of Common Stock which may be acquired by Mr. Martin upon exercise of stock options.

                                                                                BENEFICIAL OWNERSHIP
                                                                                OF COMMON STOCK ON
                                                                                      MAY 6, 1999

     NAME                           TITLE                                  SHARES                 PERCENT
     ----                           -----                                  -------                -------
Barry J. Moore                      Sr. Executive Vice President/              34,056 (11)           1.34%
                                    Chief Operating Officer and
                                    Director

Michael H. Mullarky                 Executive Vice President                   27,222 (12)           1.07%
                                    and Chief Credit Officer

John F. Myers                       Director, Secretary                        15,400 (13)           0.61%

Robert Ucciferri                    President, Chief Executive                 69,534 (14)           2.74%
                                    Officer and Director

Gloria J. Van Kampen(15)            Executive Vice President/                  46,471 (16)           1.83%
                                    Chief Administrative Officer

Brent W. Wahlberg                   Director                                   16,805 (17)           0.66%

All Directors and Executive                                                   537,259 (18)          21.20%
Officers as a Group (11 in number)


                         PROPOSAL 1: ELECTION OF DIRECTORS

NUMBER OF DIRECTORS AND DIVISION OF DIRECTORS INTO CLASSES

          The Articles of Incorporation and Bylaws of the Company provide that the number of directors of the Company may be no less than six (6) and no more than eleven (11), with the exact number to be fixed by a resolution of the Board of Directors or the shareholders. The Board of Directors has fixed the number of directors at nine (9).

          At the 1997 Special Meeting of Shareholders of the Bank, the shareholders approved the formation of the Company as a bank holding company for Bank of Yorba Linda, now known as BYL Bank Group.

--------------------------
   (11) Includes 33,556 shares of Common Stock which may be acquired by Mr. Moore upon exercise of stock options.

   (12) Includes 4,167 shares held in the Joseph W. Mullarky Testamentary Trust dated January 5, 1987, and Mr. Michael Mullarky acts as sole trustee. Includes 12,223 shares of Common Stock which may be acquired by Mr. Mullarky upon exercise of stock options.

   (13) Includes 8,201 shares of Common Stock which may be acquired by Mr. Myers upon exercise of stock options.

   (14) Includes 32,222 shares of Common Stock which may be acquired by Mr. Ucciferri upon exercise of stock options

   (15) Ms. Van Kampen is not on the Board of the Company or its wholly-owned subsidiary, but was appointed an Executive Vice President/Chief Administrative Officer of its wholly-owned subsidiary upon the merger of DNB Financial with the Company on May 29, 1998

   (16) Includes 0 shares of common stock which may be acquired by Ms. Van Kampen upon exercise of stock options.

   (17) Includes 8,201 shares of Common Stock which may be acquired by Mr. Wahlberg upon exercise of stock options.

   (18) Includes 108,626 shares of Common Stock which may be acquired upon exercise of stock options.

The Company's Articles of Incorporation provides that as a "listed corporation," i.e., a corporation with outstanding securities designated as qualified for trading as a national market system security on NASDAQ, the directors are divided into two classes, Class I and Class II, with the directors to be divided between the classes as equally as possible. The Articles of Incorporation also provides that the directors selected for Class I would be elected at the 1998 Annual Meeting of Shareholders for a two (2) year term, and the directors selected for Class II would be elected at the 1999 Annual Meeting of Shareholders for a two (2) year term. As a result, the directors selected for Class II will be elected for a two (2) year term at the 1999 Annual Meeting of Shareholders.

NOMINEES FOR ELECTION AS DIRECTORS

          The Board of Directors has selected Messrs. Cox, Hatcher, Martin, Myers, and Ucciferri as the directors of Class II, who if elected at the 1999 Annual Meeting of Shareholders, will hold office until the 2001 Annual Meeting of Shareholders. The Board of Directors has also selected Messrs. Lindborg, Moore, and Wahlberg as the directors of Class I, who were elected at the 1998 Annual Meeting of Shareholders and will hold office until the 2000 Annual Meeting of Shareholders. Mr. Fischer, appointed to the Board of Directors of Company on May 29, 1998, was appointed a member of Class I.

          If any nominee should become unable or unwilling to serve as a director, the proxies will be voted for such substitute nominee as shall be designated by the Board of Directors. The Board of Directors presently has no knowledge that any of the nominees will be unable or unwilling to serve. Additional nominations can be made only by complying with the notice provisions included in the Notice of Meeting. This Bylaw provision is designed to give the Board of Directors advance notice of competing nominations, if any, and the qualifications of nominees, and may have the effect of precluding third-party nominations if not followed. The five (5) nominees receiving the highest number of Common Stock votes at the Meeting shall be elected.

          The following table provides certain information as of the Record Date with respect to each person nominated and recommended to be elected by the current Board of Directors of the Company, as well as all other Directors. Reference is made to the section entitled "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" for information pertaining to stock ownership of the nominees.

                                                                                              YEAR FIRST
NAME OF DIRECTOR                                                                              APPOINTED
AND OFFICES HELD                               BUSINESS EXPERIENCE                            OR ELECTED
(OTHER THAN DIRECTOR)            AGE(1)        DURING PAST 5 YEARS                             DIRECTOR
---------------------            ---           -------------------                             --------
Henry E. Cox II                    60          President and CEO, Jurupa Western                1998

Eddie R. Fischer                   63          CEO, Vista Paints                                1998

Neil F. Hatcher                    61          Retired, formerly President and CEO              1998
                                               of DANB

Leonard O. Lindborg                63          Retired, manages investments                     1996

H. Rhoads Martin, Jr.              52          President, Martin Companies, a real              1990
                                               estate investment and property
                                               management firm

John F. Myers,                     61          Retired Pharmacist, former owner,                1990
 Secretary                                     B&B Pharmacy

-------------------------------
   (1) Ages are as of May 6, 1999

                                      5


                                                                                             YEAR FIRST
NAME OF DIRECTOR                                                                             APPOINTED
AND OFFICES HELD                               BUSINESS EXPERIENCE                           OR ELECTED
(OTHER THAN DIRECTOR)            AGE(1)        DURING PAST 5 YEARS                            DIRECTOR
---------------------            ---           -------------------                            --------
Barry J. Moore,                    50          Banker(2)                                        1996
Executive Vice President

Robert C. Ucciferri,               62          Banker(3)                                        1990
 President

Brent W. Wahlberg                  77          Retired (formerly Vice President of              1979
                                               Eadington Fruit Company)

          There are no family relationships between any of the directors or executive officers of the Company.

          THE BOARD OF DIRECTORS INTENDS TO VOTE ALL PROXIES HELD BY IT IN FAVOR OF ELECTION OF EACH OF THE NOMINEES. YOU ARE URGED TO VOTE FOR PROPOSAL 1: TO ELECT THE FIVE (5) NOMINEES SET FORTH HEREIN TO SERVE UNTIL THE 2001 ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS SHALL BE ELECTED AND QUALIFIED: HENRY C. COX II, NEIL F. HATCHER, H. RHOADS MARTIN, JR, JOHN F. MYERS, AND ROBERT UCCIFERRI.

THE BOARD OF DIRECTORS AND COMMITTEES

          During 1998, the Board of Directors of the Company held twelve (12) regular meetings and three (3) special meetings. In addition, during 1998, the Board of Directors of the Bank held twelve (12) regular meetings and three (3) special meetings. In addition to meeting as a group to review the Company's business, certain members of the Board of Directors of the Company also devoted their time and talents to the following standing committees:

          The Bank's Audit Committee, currently composed of Directors Hatcher (Chairman), Fischer, Martin, Myers and Wahlberg , met three (3) times in 1998. The purpose of this Committee is to direct the audits and credit review activities and to make certain that these functions are performed with the necessary freedom and independence to insure the examination of all records, and to recommend to the Board of Directors the appointment of an outside accounting firm and to meet with and review the reports of the accounting firm.

          The Company's Compensation Committee, currently composed of Directors Cox (Chairman), Martin, Myers and Ucciferri, met two (2) times in 1998. This Committee makes recommendations to the Board of Directors regarding compensation matters, some of which may be delegated to this Committee.


          The Company does not have a standing Nominating Committee, but the full Board of Directors

-------------------------------
   (1)   Ages are as of May 6, 1999.

   (2) Mr. Moore was first employed by the Bank in 1980 as Vice President Branch Manager/Commercial Lender. He left shortly thereafter to relocate to San Diego (Torrey Pines Bank). He returned to the Bank in 1986 as Executive Vice President/Credit Administrator. Mr. Moore was appointed Chief Financial Officer in 1991 and has served as a Director since January 1996.

   (3) Prior to joining the Company, Mr. Ucciferri served in various positions with Citizens Bank of Costa Mesa and El Camino Bank, both owned by the same holding company. His positions included President of both Companies (at different times) and Executive Vice President of Citizens Bank acts as a Nominating Committee.

          None of the incumbent Directors attended less than seventy-five percent (75%) of all Board and committee meetings held during the period for which he has been a Director.

EXECUTIVE OFFICERS

          The following table sets forth as to each of the persons who currently serves as an executive officer of the Company, such person's age, principal, occupation, current position with the Company and/or the Bank, and the period during which the person has served in such position.


                                                                                    BANK            COMPANY
                                    BUSINESS EXPERIENCE                           EXECUTIVE        EXECUTIVE
NAME AND POSITION          AGE      DURING PAST FIVE YEARS                      OFFICER SINCE     OFFICER SINCE
-----------------          ---      ----------------------                      -------------     -------------
Robert Ucciferri           62       President and Chief Executive Officer           1990               1997

Barry J. Moore             50       Senior Executive Vice President,                1986               1997
                                    Chief Operating Officer and Chief
                                    Financial Officer

Michael H. Mullarky(1)     52       Executive Vice President and Chief              1990           Not Applicable
                                    Credit Officer

Gloria Van Kampen(2)       52       Executive Vice President and                    1998           Not Applicable
                                    Chief Administrative Officer

DIRECTOR COMPENSATION

          During 1998, the paid compensation equal to $2,000 per month for each director minus the amount of medical insurance premium payments paid on behalf of each director if a director elects to be covered under the Company's medical insurance plan, except that Messrs. Ucciferri and Moore receive $500 per month.

EXECUTIVE COMPENSATION

          Executive officers receive no compensation for their services on behalf of the Company. The following summary compensation table sets forth, for the last three (3) completed fiscal years, the cash and certain other compensation paid by the Bank to the Bank's President and Chief Executive Officer and the other Executive Officers of the Bank whose total annual salary and bonus for the fiscal year ended December 31, 1998 exceeded $100,000.

-------------------------------
   (1) Executive Vice President and Chief Credit Officer Michael Mullarky joined the Bank in 1991. Mr. Mullarky has a total of 27 years of banking experience, primarily in lending and credit administration. He served at Citizens' Bank of Costa Mesa for 9 years as part of senior management and was the S.V.P./Loan Administrator at the time he left to join the Bank.

   (2)   Executive Vice President and Chief Administrative Officer Gloria
         Van Kampen joined the Company's wholly-owned subsidiary on May 29, 1998 as a result of the acquisition of DNB Financial by the Company. Ms. Van Kampen previously served as Executive Vice President of DNB Financial ("DNBF") and its wholly-owned subsidiary, De Anza National Bank ("DANB"), since June 1994. Prior to that time, Ms. Van Kampen served as Senior Vice President of DANB and DNBF from June 1988 until June 1994, and as Assistant Vice President of DANB from June 1982 until June 1984, and as Vice President from July 1984 until 1988. Ms. Van Kampen served as Chief Financial Officer of DANB since June 1984 and of DNBF since June 1988.


                                                                                                  Long-Term        All Other
                                                      ANNUAL COMPENSATION                       Compensation      Compensation
                                                      -------------------                       ------------      ------------
              (A)                      (B)         (C)(1)        (D)(2)          (E)(3)
                                                                                                  Awards
                                                                                                   Stock
                                                                                Other Annual      Options
Name and Principal Position        Fiscal Year     Salary ($)    Bonus ($)      Compensation        (#)              $
---------------------------        -----------     ----------    ---------      ------------        ---              -
Robert Ucciferri                      1998            $200,000      $366,405        $-0-               7,000         $55,673 (4)
                                      1997            $149,000      $441,100        $-0-              13,333         $54,338 (5)
                                      1996            $128,000       $95,785        $-0-                 -0-         $19,076 (6)
Barry J. Moore                        1998           $ 159,000      $182,115        $-0-               8,500         $25,081 (7)
                                      1997            $110,000      $221,100        $-0-              25,334         $24,420 (8)
                                      1996             $97,000       $43,825        $-0-                 -0-         $20,134 (9)
Michael H. Mullarky                   1998            $103,700      $121,893        $-0-               7,500         $18,200 (10)

-------------------------------
   (1) Total base salary paid for fiscal years 1998, 1997 and 1996 for the Bank.

   (2) The chart reflects the following bonuses earned in 1996 and paid in 1997: Mr. Ucciferri ($95,785), Mr. Moore ($43,825) and Mr. Mullarky ($40,715). The chart also reflects the following bonuses earned in 1997 and paid in 1998: Mr. Ucciferri ($441,100), Mr. Moore ($221,100), and Mr. Mullarky ($170,900). The chart also reflects the following bonuses earned in 1998 and paid in 1999: Mr. Ucciferri ($366,405), Mr. Moore ($182,115), Mr. Mullarky ($121,893) and Ms.
         Van Kampen ($76,885).

   (3) Represents the dollar value of other annual compensation not properly categorized as salary or bonus, including (i) perquisites and other personal benefits, securities or property unless the aggregate amount of such compensation is the lesser of either $50,000 or 10% of the total annual salary and bonus reported for the named executive officer in columns (C) and (D); (ii) above-market or preferential earnings on restricted stock, options, stock appreciation rights ("SARs") or deferred compensation paid during the fiscal year or payable during that period but deferred at the election of the named executive officer; (iii) earnings on long-term incentive plan ("LTIP") compensation paid during the fiscal year or payable during that period but deferred at the election of the named executive officer; (iv) amounts reimbursed during the fiscal year for the payment of taxes; and (v) the dollar value of the difference between the price paid by a named executive officer for any security of the Bank purchased from the Bank (through deferral of salary or bonus, or otherwise), and the fair market value of such security at the date of purchase, unless that discount is available generally, either to all security holders or to all salaried employees of the registrant. None of the named officers had other annual compensation in excess of 10% of the total annual salary and bonus reported for any of the last three fiscal years.

   (4) Includes $6,000 received from the Bank as director's fees, $39,661 Salary Continuation Agreement accruals paid, and $10,012 in health and life insurance premiums.

   (5) Includes $6,000 received from the Bank as director's fees, $39,661 Salary Continuation Agreement accruals, and $8,677 in health and life insurance premiums.

   (6) Includes $2,400 received from the Bank as director's fees, $8,668 Salary Continuation Agreement accruals, and $8,008 in health and life insurance premiums.

   (7) Includes $6,000 received from the Bank as director's fees, $8,668 Salary Continuation Agreement accruals, and $10,413 in health and life insurance premiums.

   (8) Includes $6,000 received from the Bank as director's fees, $8,668 Salary Continuation Agreement accruals, and $9,752 in health and life insurance premiums.

   (9) Includes $2400 received from the Bank as director's fees, $8,668 Salary Continuation Agreement accruals, and $9,066 in health and life insurance premiums.

   (10) Includes $11,040 in health and life insurance premiums and $7,160 Salary Continuation Agreement accruals.


                                                                                                  Long-Term        All Other
                                                          ANNUAL COMPENSATION                   Compensation      Compensation
                                                          -------------------                   ------------      ------------
              (A)                      (B)             (C)          (D)             (E)
                                                                                                  Awards
                                                                                                   Stock
                                                                                Other Annual      Options
Name and Principal Position        Fiscal Year     Salary ($)    Bonus ($)      Compensation        (#)              $
---------------------------        -----------     ----------    ---------      ------------        ---              -
Mike Mullarky                          1997            $ 85,000      $170,900       $-0-                3,334         $10,150 (11)

                                       1996            $ 85,000      $ 40,715       $-0-                  -0-         $ 9,445 (12)
Gloria Van Kampen                      1998            $112,000      $ 76,885       $-0-                8,000         $ 2,346 (13)

EMPLOYMENT AGREEMENTS

          On November 28, 1995, the Bank and Mr. Ucciferri executed a five (5) year employment agreement commencing January 1, 1996 at a base salary of $120,000 per annum, which will be reviewed annually by the Board. Mr. Ucciferri's base salary for 1998 was $200,000. Mr. Ucciferri is also entitled to the use of a car, and Mr. Ucciferri may also participate in any bonus, pension or profit sharing plan or other employee benefit plan that is or may be adopted by the Bank. Mr. Ucciferri is also entitled to five (5) weeks vacation per year and appropriate medical and dental insurance. If Mr. Ucciferri is terminated without cause, he will be entitled to twelve (12) months severance pay, and if Mr. Ucciferri is terminated within nine (9) months of a merger, or change of control of more than 25% of the issued and outstanding stock of the Bank, Mr. Ucciferri will be entitled to twenty-four (24) months severance pay. The agreement also contains provisions regarding disability and dispute resolution procedures.

          On November 28, 1995, the Bank and Mr. Moore executed a five (5) year employment agreement commencing January 1, 1996 at a base salary of $85,000 per annum, which will be reviewed annually by the Board. Mr. Moore's base salary for 1998 was $159,000. Mr. Moore is also entitled to the use of a car, and Mr. Moore may also participate in any bonus, pension or profit sharing plan or other employee benefit plan that is or may be adopted by The Bank. Mr. Moore is also entitled to five (5) weeks vacation per year and appropriate medical and dental insurance. If Mr. Moore is terminated without cause, he will be entitled to twelve (12) months severance pay, and if Mr. Moore is terminated within nine (9) months of a merger, or change of control of more than 25% of the issued and outstanding stock of the Bank, Mr. Moore will be entitled to twenty-four (24) months severance pay. The agreement also contains provisions regarding disability and dispute resolution procedures.

          On November 28, 1995, the Bank and Mr. Mullarky executed a five (5) year employment agreement commencing January 1, 1996 at a base salary of $85,000 per annum, which will be reviewed annually by the Board. Mr. Mullarky's base salary for 1998 was $103,700. Mr. Mullarky is also entitled to the use of a car, and Mr. Mullarky may also participate in any bonus, pension or profit sharing plan or other employee benefit plan that is or may be adopted by the Bank. Mr. Mullarky is also entitled to five (5) weeks vacation per year and appropriate medical and dental insurance. If Mr. Mullarky is terminated without cause, he will be entitled to twelve (12) months severance pay, and if Mr. Mullarky is terminated within nine (9) months of a merger, or change of control of more than 25% of the issued and outstanding stock of the Bank, Mr. Mullarky will be entitled to twenty-four (24) months severance pay. The agreement also contains provisions regarding disability and dispute resolution procedures.

-------------------------------
   (11)  Includes $10,150 in health and life insurance premiums.

   (12)  Includes $9,445 in health and life insurance premiums.

   (13)  Includes $2,346 in health and life insurance premiums.

          On May 29, 1998, the Bank and Ms. Van Kampen executed a three (3) year employment agreement commencing May 29, 1998 at a base salary of $112,000 per annum, which shall be reviewed annually by the Board. Ms. Van Kampen's base salary for 1998 is $112,000. Ms. Van Kampen is also entitled to the use of a car, and Ms. Van Kampen may also participate in any bonus, pension or profit sharing plan or other employee benefit plan that is or may be adopted by the Bank. Ms. Van Kampen is also entitled to five (5) weeks vacation per year and appropriate medical and dental insurance. If Ms. Van Kampen is terminated without cause, she will be entitled to twelve (12) months severance pay, and if Ms. Van Kampen is terminated within nine (9) months of a merger, or change of control of more than 25% of the issued and outstanding stock of the Bank, Ms. Van Kampen will be entitled to twenty four (24) months severance pay. The agreement also contains provisions regarding disability and dispute resolution procedures.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          The Bank's Compensation Committee is comprised of directors Cox (Chairman), Martin, Myers, and Ucciferri. Mr. Ucciferri served as an executive officer of the Bank during 1998. All of the above directors have had loans outstanding from the Bank during 1998, except for Mr. Ucciferri.

          Mr. Ucciferri did not participate in the discussion of his respective compensation or performance when such matter was addressed by the committee.

COMPENSATION COMMITTEE REPORT

          The compensation committee meets annually to review the salaries and bonuses of all officers of the Bank. Upon their recommendation, the Bank's full board then approves salary modifications and bonuses, if any, for all Bank executive officers. While all officers are reviewed, particular emphasis is placed upon the salaries paid to executive officers.

          The goal of the compensation program is to align compensation with business objective and performance, and to enable the Bank to attract and reward executive officers whose contributions are critical to the long-term success of the Bank. The Bank is committed to maintaining a pay program that helps attract and retain the best people in the industry. To ensure that pay is competitive, the Bank regularly compares its pay practices with those of other leading independent banks and sets its pay parameters based upon this review.

          Executive officers are rewarded based upon corporate performance and individual contribution. Bank performance is evaluated by reviewing the extent to which strategic and business plan goals have been met. Individual contribution is evaluated by reviewing the progress of the Bank against set objectives in the individuals area of responsibility.

CEO COMPENSATION

          Robert Ucciferri has been President and Chief Executive Officer ("CEO") of the Bank since 1990, and President and CEO of the Company since it was formed in 1997. In setting Mr. Ucciferri's compensation, the Compensation Committee made an overall assessment of Mr. Ucciferri's leadership in achieving the Company's long-term strategic and business goals. During 1998, particular emphasis was placed on enhancing shareholders' value. The Committee paid specific attention to variation in budget projections as well as executive compensation surveys from the California Banking Association, Department of Financial Institutions and banks headquartered in the Company's local market
area.   Mr. Ucciferri's salary reflects a consideration of both competitive forces and the Company's performance.

COMPENSATION COMMITTEE

Henry C. Cox II
H. Rhoads Martin
John F. Myers
Robert Ucciferri

PERFORMANCE GRAPH

          The chart shown below compares the Company's cumulative total shareholder return from June 11, 1996 with both the NASDAQ Composite Index and an index developed by SNL Securities LC that represents Western Banks.

               Comparison from June 11, 1996 Cumulative Total Return
             Among the Company, NASDAQ Index and SNL Western Bank Index


                                  [PERFORMANCE GRAPH]

                                                 PERIOD ENDING
                            ------------------------------------------------------------
INDEX                       6/11/96   12/31/96   6/30/97   12/31/97   6/30/98   12/31/98
----------------------------------------------------------------------------------------
BYL Bancorp                  100.00    125.55     178.85    233.95     251.06    203.03
NASDAQ-Total U.S.            100.00    104.71     117.16    128.26     154.19    180.73
SNL Western Bank Index       100.00    122.35     149.21    180.36     201.64    184.81

SALARY CONTINUATION AGREEMENTS

          On November 28, 1995, the Bank approved a Salary Continuation Agreement for Mr. Ucciferri effective January 1, 1996 that would provide an annual sum of $64,700 in equal monthly installments over a ten (10) year period upon his retirement at age 67. The Bank has purchased single premium life insurance to cover the retirement benefits. The Bank must accrue increasing amounts every year in order to fund various provisions of the Agreement, including provisions regarding death after retirement, death prior to retirement, and disability prior to retirement provisions. In 1998, the Bank accrued $39,661 for Mr. Ucciferri's benefit, and the Bank has accrued a total of $118,983 through December 31, 1998 for Mr. Ucciferri's benefit. If Mr. Ucciferri voluntarily terminates his employment, he will receive the accrued amount under the Agreement within two (2) years of the termination. If Mr. Ucciferri is terminated without cause, Mr. Ucciferri will begin receiving the amount accrued in the year of termination at age sixty-seven (67) in equal monthly installments spread over ten (10) years. Mr. Ucciferri will receive no benefits under the Agreement if Mr. Ucciferri's employment is terminated for cause.

          On November 28, 1995, the Bank approved a Salary Continuation Agreement for Mr. Moore effective January 1, 1996 that would provide an annual sum of $64,800 in equal monthly installments over a ten (10) year period upon his retirement at age sixty-five (65). The Bank has purchased single premium life insurance to cover the retirement benefits. The Bank must accrue increasing amounts every year in order to fund various provisions of the Agreement, including provisions regarding death after retirement, death prior to retirement, and disability prior to retirement provisions. In 1998, the Bank accrued $8,668 for Mr. Moore's benefit, and the Bank has accrued a total of $26,004 through December 31, 1998 for Mr. Moore's benefit. If Mr. Moore voluntarily terminates his employment, he will receive the accrued amount under the Agreement within two (2) years of the termination. If Mr. Moore is terminated without cause, Mr. Moore will begin receiving the amount accrued in the year of termination at age sixty-five (65) in equal monthly installments spread over ten (10) years. Mr. Moore will receive no benefits under the Agreement if Mr. Moore's employment is terminated for cause.

          Effective July 21, 1998, the Bank entered into a Salary Continuation Agreement for Mr. Mullarky that would provide an annual sum of $60,100 in equal monthly installments over a ten (10) year period upon his retirement at age sixty-five (65). The Bank has purchased single premium life insurance to cover the retirement benefits. The Bank must accrue increasing amounts every year in order to fund various provisions of the Agreement, including provisions regarding death after retirement, death prior to retirement, and disability prior to retirement provisions. In 1998, the Bank accrued $7,160 for Mr. Mullarky's benefit, and the Bank has accrued a total of $7,160 through December 31, 1998 for Mr. Mullarky's benefit. If Mr. Mullarky voluntarily terminates his employment, he will receive the accrued amount under the Agreement within two
(2) years of the termination. If Mr. Mullarky is terminated without cause, Mr. Mullarky will begin receiving the amount accrued in the year of termination at age sixty-five (65) in equal monthly installments spread over ten (10) years. Mr. Mullarky will receive no benefits under the Agreement if Mr. Mullarky's employment is terminated for cause.

BANK BONUS POOL

          In December 1991, the Board of Directors established a Bonus Pool which takes effect only if certain threshold tests are met. The Bonus Pool is calculated based on the Banks return on equity, loan losses and income after
taxes.   In 1994, the 1991 Bonus Pool called for payment of $170,982 although actual payment was only $28,020 of which $20,000 was paid to the three Executive Officers and $8,020 was distributed among 42 staff members. The $142,962 difference between the calculated and actual bonus was not accepted by executive management in order to maintain an adequate Tier 1 capital ratio. In 1995, the 1991 Bonus Pool accrued a total of $448,092; $177,370 was paid in 1995 and the balance of $270,722 was paid in February 1996. Of the $448,092 total, $412,032 was paid to the three Executive Officers and $36,090 was distributed among 42 employees.

          In April 1996, the Board of Directors adopted the 1996 Executive Incentive Plan for the top executive officers of the Bank. The performance criteria includes return on average shareholders equity and average loan. In order to be eligible for incentive payout, the Bank must be satisfactorily rated by its regulatory agencies. In 1997, the 1996 Executive Incentive Plan accrued a total of $860,000. The sum of $836,100 was paid January 15, 1998 to the top three executive officers of the Bank. In 1998, the 1996 Executive Incentive Plan accrued a total of $715,000. The sum of $747,298 was paid March 18, 1999 to the top four executive officers of the Bank.

401(k) PLAN

          Effective February 1, 1992, the Bank adopted a 401(k) Plan that allows eligible employees to contribute, as deferred compensation, between one percent (1%) and fifteen percent (15%) of their salary to a trust established pursuant to the 401(k) Plan. The Bank may match contributions up to a given percentage of each participant's compensation. In addition, the Bank may make additional contributions on a discretionary basis as a profit sharing contribution. Contributions by the Bank vest immediately. In 1998, the Bank matched dollar for dollar contributed up to a maximum of 4% of an individual's salary or $4,000 dollars, whichever was less.

COMPANY 1997 STOCK OPTION PLAN

          Shareholders of the Bank, as prospective shareholders of the Company, approved in October 1997 the Company's 1997 Stock Option Plan (the "Plan"), which was adopted by the Board of Directors of the Company on April 23, 1997, subsequently amended on July 23, 1997 and February 18, 1998. The purpose of the Plan is to strengthen the Company by providing an additional means of attracting and retaining competent managerial personnel and by providing to participating officers, key employees, directors and consultants added incentive for high levels of performance and for unusual efforts to increase the earnings of the Company and the Bank. The Plan seeks to accomplish these purposes and achieve these results by providing a means whereby such officers, key employees, directors and consultants may purchase shares of Company Common Stock pursuant to options granted in accordance with the Plan.

          460,519 unissued shares of the Company, or approximately 30% of the then issued and outstanding shares of the Company, were originally reserved for issuance to directors, officers, employees, and consultants ("Eligible Participants"). Options granted pursuant to the Plan may be non-qualified options or incentive stock options within the meaning of Section 422A of the Internal Revenue Code.

          The Plan is administered by the Board of Directors of the Company or by a committee appointed from time to time by the Board. The Board of Directors or the committee will determine with respect to the Eligible Participants in the Plan and the extent of their participation.

          The purchase price of stock subject to each option shall be not less than one hundred (100%) of the fair market value of such stock at the time such option is granted. An Eligible Participant owning more than ten percent (10%) of the total combined voting power of all classes of Company stock may only be granted an option with an exercise price at least 110% of the fair value of Common Stock at the date of grant. The purchase price of any shares exercised shall be paid in full in cash or, with the prior written approval of the committee, in shares of the Company or on a deferred basis evidenced by a promissory note. In addition, the optionee shall have the right upon exercise of an option to surrender for cancellation a portion of the option for the number of shares exercised. Options may be granted pursuant to the Plan for a term of up to ten (10) years. Each option shall be exercisable according to the determination of the Board or committee, except that options granted to employees that are not directors or officers shall be exercisable at a minimum of 20% per year over a five year period.

          Options granted under the Plan shall not be transferable by the optionee during the optionee's lifetime. In the event of termination of employment as a result of the optionee's disability or in the event of an employee's death during the exercise period, to the extent the option is exercisable on the date employment terminates or the date the employee dies, the option shall remain exercisable for up to one (1) year (but not beyond the end of the original option term) by the disabled optionee or, in the event of death of the optionee, a non-qualified option shall be exercisable by the person or persons to whom rights under the option shall have passed by will or the laws of descent and distribution.

          If an optionee's employment is terminated, unless termination was by reason of disability or death, the optionee shall have the right, for a 3-month period after termination, to exercise that portion of the option which was exercisable immediately prior to such termination. If an optionee's employment is terminated for cause, except for options granted to consultants and business advisors, the optionee shall have the right for a 30 day period after termination, to exercise that portion of the option which was exercisable immediately prior to such termination. In no event may the option be exercised after the end of the original option term.

          In the event of certain changes in the outstanding Company Common Stock without receipt of consideration by the Company, such as stock dividends, stock splits, recapitalization, reclassification, reorganization, merger, stock consolidation, or otherwise, appropriate and proportionate adjustments shall be made in the number, kind and exercise price of shares covered by any unexercised or partially unexercised options which were already granted. Optionees will receive prior notice of any pending dissolution or liquidation of the Company, or reorganization, merger or dissolution or liquidations of the Company, or reorganization, merger or consolidation where the Company is not the surviving corporation or sale of substantially all the assets of the Company or other form of corporate reorganization in which the Company is not a surviving entity, or the acquisition of stock representing more than 50% of the voting power of the stock of the Company then outstanding ("Terminating Event"). Optionees have thirty (30) days from the date of mailing of such notices to exercise any option in full. After such thirty (30) days, any option not exercised shall terminate and upon the occurrence of the Terminating Event, the Plan shall terminate, unless some other provision is made in connection with the Terminating Event.

          The Board reserves the right to suspend, amend, or terminate the Plan, and, with the consent of the optionee, make such modifications, of the terms and conditions of his or her option as it deems advisable, such as changing the number of shares or the period such shares are vested, except that the Board may not, without further approval of a majority of the shares, increase the maximum number of shares covered by the Plan, change the minimum option price, increase the maximum term of options under the Plan or permit options to be granted to any one other than an officer, employee, director, or consultant of the Company.

          Unless previously terminated by the Board of Directors, the Plan shall terminate ten years from the date the Plan was originally adopted by the Board of Directors of the Company, or April 23, 2007.

          The Company has received a permit from the California Commissioner of Corporations and has registered the Common Stock reserved for issuance under the Plan with the SEC.

                  AGGREGATED OPTIONS EXERCISED IN LAST FISCAL YEAR
                            AND FY-END OPTION/SAR VALUES


                                                                                                 VALUE OF
                                                                         NUMBER OF              UNEXERCISED
                                                                         UNEXERCISED            IN-THE-MONEY
                                                                         OPTIONS/SARS           OPTIONS/SARS
                                                                         AT FY-END (#)          AT FY-END (#)
                           SHARES ACQUIRED              VALUE            EXERCISABLE/           EXERCISABLE/
NAME                       ON EXERCISE (#)           REALIZED ($)        UNEXERCISABLE          UNEXERCISABLE(1)
----                       ---------------           ------------        -------------          ----------------
Robert Ucciferri                  10,000                  N/A            32,222/11,444         $539,719/191,687

Barry J. Moore                    -0-                     N/A            33,556/16,945         $562,063/283,829

Michael H. Mullarky               6,666                   N/A            12,223/8,612          $204,735/144,251

Gloria Van Kampen                 -0-                     N/A                0 /8,000          $      0/134,000

          As of December 31, 1998, there were options outstanding to purchase a total of 413,102 shares of the Company's Common Stock.

          On December 8, 1998 stock options were granted to certain employees, officers and directors. Mr. Ucciferri was granted 7,000 shares, 8,500 shares to Mr. Moore, 8,000 shares to Ms. Van Kampen and 7,500 shares to Mr. Mullarky.

CERTAIN TRANSACTIONS

          During the previous three (3) years, the Company has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers and their associates. These transactions have been (and those in the future are intended to be) on substantially the same terms, including interest rates, collateral and repayment terms on extensions of credit, as those prevailing at the same time for comparable transactions with others and did not involve more than the normal risk of collectibility or present other unfavorable features. During the period from January 1, 1998 through December 31, 1998, the maximum aggregate extensions of credit to directors, executive officers and persons with which they are financially or otherwise closely associated was approximately $2,322,327 or 10% of the Company's equity capital.

          Loans to directors, officers and employees or their related interests are permitted, but must be made in compliance with all applicable laws and regulations including Regulation O, Section 215.4(b) of the Financial Institutions Regulatory and Interest Rate Control Act of 1978, and Section 3372 of the California Financial Code. These laws require that all director and director related loan requests are granted with interest rates and terms based on the same criteria as comparable credit risks within the Company. All loans to executive officers and directors must be approved by the Senior Loan Committee prior to submission to the Board of Directors. All loans made to any member of the Board of Directors or the Executive Officers of the Company on behalf of himself or any related entity, or immediate family member requires prior approval of the majority of the full Board of Directors. At December 31, 1998, the Company had $2,241,298 in loan commitments to directors and executive officers with an aggregate outstanding balance of $2,234,298.

-------------------------------
   (1)   As a result of trades on December 31, 1998 at $16.75 per share.

          The Bank leases its Riverside main branch office from a partnership, two of whose partners are directors of the Company and the Bank. This branch was acquired in the 1998 acquisition of DNB Financial and DeAnza National Bank. The initial term of the lease commenced in 1982, and the lease expires in 2002, with two ten-year renewal options. Monthly rental expense is currently $14,166, and it is adjusted for cost of living increases every three years. The Bank also pays its pro-rata share of taxes and common operating expenses.

                       COMPLETION OF ACQUISITION OF DNB FINANCIAL

          Following the receipt of all necessary regulatory approvals, the Company completed the acquisition of DNB Financial ("DNBF") on May 29, 1998 pursuant to the terms of the Agreement and Plan of Reorganization dated January 29, 1998 in which DNBF was merged with and into the Company, and De Anza National Bank, the wholly-owned subsidiary of DNBF, was merged with an into the Bank.

          As a result of the calculations required by the Agreement, each share of DNBF common stock was converted in the right to receive 4.1162 shares of the Company common stock, resulting in the issuance of approximately 956,699 shares of Company common stock to the shareholders of DNBF. The acquisition of DNBF by the Company increased the total assets of the Company and its subsidiaries to approximately $270 million and total shareholders' equity to approximately $23 million as of the consummation of the transaction.

                 COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

          Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission reports of ownership of common stock and other equity securities of the Company. Because of the complexity of the reporting rules, the Company has assumed responsibility for preparing and filing all reports required to be filed under Section 16(a) by the directors and executive officers. The Company believes that during the last fiscal year, all Section 16(a) filing requirements applicable to its directors and executive officers were complied with.

                                    ACCOUNTANTS

          The financial statements of the Company for the years ended December 31, 1998 and 1997, to the extent and for the periods indicated in their report included herein, have been examined by Vavrinek, Trine, Day & Co., independent certified public accountants. Such financial statements, to the extent described in the preceding sentence, have been included herein in reliance upon the report of such firm. It is anticipated that such firm will be retained in the same capacity in 1999. It is anticipated that a representative of such firm will be in attendance at the Meeting and available to respond to questions regarding the Company's financial statements at that time.

                  PROPOSALS BY SHAREHOLDERS AT 1999 ANNUAL MEETING

          In order to be eligible for inclusion in the Company's proxy statement and proxy card for the next Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act, shareholder proposals must be received by the Secretary of the Company at its principal executive offices no later than December 31, 1999. However, in order for such shareholder proposals to be eligible to be brought before the shareholders at the next annual meeting, the shareholder submitting such proposals must also comply with the procedures, including the deadlines, required by Article II of the Company's Bylaws. Shareholder nominations of Directors are not shareholder proposals within the meaning of Rule 14a-8 and are not eligible for inclusion in the Company's proxy statement.

                                     OTHER BUSINESS

          Management does not know of any matters to be presented to the Meeting other than those set forth above. However, if other matters properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with the recommendation of management and authority to do so is included in the proxy.

                                   BYL BANCORP

                                   /s/ Barry J. Moore

                                   Barry J. Moore
                                   Assistant Secretary
May 17, 1999

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS

PLEASE PROMPTLY VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. A RETURN SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. A PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED. AT ANY TIME BEFORE A VOTE AT THE ANNUAL MEETING YOU MAY REVOKE YOUR PROXY BY (1) A LATER DATED PROXY OR A WRITTEN NOTICE OF REVOCATION DELIVERED TO THE INSPECTOR OF ELECTIONS OR THE SECRETARY OF THE COMPANY OR (2) ADVISING THE INSPECTOR OF ELECTIONS OR THE SECRETARY OF THE COMPANY AT THE MEETING THAT YOU ELECT TO VOTE IN PERSON. ATTENDANCE AT THE MEETING WILL NOT IN AND OF ITSELF REVOKE A PROXY. THE ANNUAL MEETING IS ON JUNE 29, 1999. PLEASE RETURN YOUR PROXY IN TIME.

PROXY                           [BYL BANCORP LOGO]                        PROXY


                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 29, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder acknowledges receipt of the Notice of Annual Meeting of Shareholders of BYL Bancorp (the "Company") and the accompanying Proxy Statement dated May 17, 1999, and revoking any proxy heretofore given, hereby appoints Robert Ucciferri, John F. Myers, and Neil F. Hatcher, or any one of them, with full power to act alone, my true and lawful attorney(s), agent(s) and proxy, with full power of substitution, for me and in my name, place and stead to vote and act with respect to all shares of common stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on June 29, 1999, at 5:30 p.m., in the Lobby of the Yorba Linda Office, BYL Bank Group, 18206 Imperial Highway, Yorba Linda, California 92886 and at any and all adjournment or adjournments thereof, with all the powers that the undersigned would possess if personally present, as follows:



          1. ELECTION OF DIRECTORS.
          To elect for a two (2) year term as directors the nominees set forth below:

          / / FOR all nominees listed below (except as indicated to the contrary below).

          / / WITHHOLD AUTHORITY to vote for all nominees listed below.

              Henry C. Cox II                                   John F. Myers
              Neil F. Hatcher                                   Robert Ucciferri
              H. Rhoads Martin, Jr.



--------------------------------------------------------------------------------
(Instruction: To withhold authority to vote for any individual nominee(s), write the nominee(s) name in the space below:)



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              2.       OTHER BUSINESS.

              To transact such other business as may properly come before the meeting.

Execution of this proxy confers authority to vote "FOR" each proposal listed above unless the shareholder directs otherwise. If any other business is presented at said meeting, this proxy shall be voted in accordance with the recommendations of the Board of Directors. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners SHOULD sign.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

I/WE DO / / or I/WE DO NOT / / expect to attend the meeting.

--------------------------------------------------------------------------------
If no label is affixed here, please complete:



Please print your name exactly as it appears on your stock certificate.



Please print your name exactly as it appears on your stock certificate.
--------------------------------------------------------------------------------


Dated: ___________, 1999  ________________
                         (Number of Shares)


--------------------------------------------
Signature of Shareholder(s)


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Signature of Shareholder(s)